                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Amendment") dated effective as of April 21, 2000 (the "Amendment Effective Date") is made and entered into by and among BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation (the "Borrower"), the financial institutions (each, together with its successors and assigns, a "Lender" and collectively, the "Lenders") from time to time a party to the Loan Agreement (as hereinafter defined), and COMERICA BANK-TEXAS, a Texas banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Loan Agreement dated as of October 28, 1998, as amended by the First Amendment to Loan Agreement dated as of March 31, 1999 and Second Amendment to Loan Agreement dated as of May 15, 1999 (as amended, the "Loan Agreement"); and

         WHEREAS, the Borrower, the Lenders, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION. THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

         (a) The definition of "Ceiling Rate" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Ceiling Rate means, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that the Texas Finance Code establishes the Maximum Rate, the Ceiling Rate shall be the "weekly ceiling," as defined in Chapter 303 of the Texas Finance Code for that day; provided, however, that to the extent permitted by applicable law, Lenders reserve the right to change, from time to time by further notice and disclosure to Borrower, the ceiling on which the Ceiling Rate is based under Chapter 303; and, provided further, that the "highest non-usurious rate of interest permitted by applicable law" for purposes of this Amendment shall not be limited to the applicable rate ceiling under Chapter 303 if federal laws or other state laws now or hereafter in effect and applicable to this Amendment (and the interest contracted for, charged and collected thereunder) shall permit a higher rate of interest. Without notice to Borrower or any other person or entity, the


THIRD AMENDMENT TO LOAN AGREEMENT - Page 1

         Ceiling Rate shall automatically fluctuate upward and downward as and in the amount by which such maximum nonusurious rate of interest permitted by applicable law fluctuates.

         (b) The definition of "Maximum Revolving Loan Available Amount" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Maximum Revolving Loan Available Amount means, as at any date, an amount equal to the lesser of (i) the aggregate of the Revolving Loan Commitments or (ii) the then effective Overadvance Borrowing Base.

         (c) The definition of "Revolving Loan Commitment" set forth in Section
1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Revolving Loan Commitment means, as to any Lender, the obligation, if any, of such Lender to make Loans and incur or participate in Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) the amount, if any, set forth opposite such Lender's name on the following table, or otherwise provided for in an Assignment and Acceptance Agreement (as the same may be reduced from time to time pursuant to Section 2.3 hereof):

                  Lender                             Revolving Commitment
                  ------                             --------------------
         COMERICA BANK-TEXAS                         $28,000,000

         (d) The definitions of "Overadvance Amount", "Overadvance Borrowing Base", "Participant" and "Participation Amount" shall be added to Section 1.1 of the Loan Agreement in alphabetical order to read as follows:

                  Overadvance Amount means any amount that is outstanding in excess of the then effective Borrowing Base.

                  Overadvance Borrowing Base means the Borrowing Base plus the Participation Amount.

                  Participant means as to any Lender, a lender that enters into a participation agreement with such Lender with respect to participating in such Lender's Revolving Loan Commitment.

                  Participation Amount means, the sum of all amounts advanced to a Lender by any Participant of such Lender if received in immediately available funds by 11:00 a.m. on such day or, if received in immediately available funds after 11a.m. on any given day, on the next day, in an aggregate amount not to exceed $5,000,000.00.

         (e) Section 3.2(c) of the of the Loan Agreement is hereby amended in its entirety to hereafter read as follows:

                  (c) Interest Payments. Accrued and unpaid interest on the unpaid principal balance of the Loans shall be due and payable on the Interest Payment Dates; provided, however that the interest on the portion of the unpaid principal balance that constitutes the


THIRD AMENDMENT TO LOAN AGREEMENT - Page 2

         Overadvance Amount not paid in cash on the Interest Payment Date, at the sole election of Borrower, shall be added to the principal balance of the Note (and all references to the Note shall be deemed to include such amounts the entirety of which will be payable on the Maturity Date as principal).

         Section 3. Limitations. The amendments set forth herein are limited precisely as written and shall not he deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date.

         Section 4. Representations and Warranties of the Borrower. To induce the Lenders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Borrower represents and warrants to the Lenders that:

                  (a) this Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Loan Agreement, as amended by this Third Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of this Third Amendment (i) has been duly authorized by all requisite corporate action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) and provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 in the principal amount of $30,000,000 for 11.28% Senior Subordinated Notes due July 23, 2006 and Common Stock Purchase Warrants, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
         Section 5(c).


THIRD AMENDMENT TO LOAN AGREEMENT - Page 3

         Section 5. Conditions to Effectiveness of This Third Amendment. This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this Third Amendment, duly executed by the Borrower and the Lenders, shall have been delivered to the Lenders;

                  (b) the Lenders shall have received (i) a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Third Amendment, certified by its Secretary or an Assistant Secretary, and
         (ii) a copy of the resolutions of the Board of Directors of the Borrower authorizing execution, delivery and performance by the Borrower of the Third Amendment to the Loan Agreement in the form annexed hereto as Exhibit A;

                  (c) the representations and warranties of the Borrower set forth in Section 5 hereof are true and correct on and with respect to the date hereof;

                  (d) the Lenders shall have received the favorable opinion of counsel to the Obligors as to the matters set forth in Sections 5.1(a), 5.1(b) and 5.1(c) hereof, which opinion shall be in form and substance satisfactory to the Lenders.

         Upon receipt of all of the foregoing, this Third Amendment shall become effective.

         Section 6. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by tile laws of the State of Texas and the United States of America.


THIRD AMENDMENT TO LOAN AGREEMENT - Page 4

         Section 8. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not he deemed to affect the meaning or construction of any of the provisions hereof.

         Section 9. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to tile subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and tile Agent.

         Section 11. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

         NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                  BOOTS & COOTS INTERNATIONAL WELL
                                  CONTROL, INC., a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



THIRD AMENDMENT TO LOAN AGREEMENT - Page 5

                                  COMERICA BANK-TEXAS,
                                  a Texas banking association,
                                  as Agent, Issuer and as a Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



THIRD AMENDMENT TO LOAN AGREEMENT - Page 6

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation. Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.

                                  ABASCO, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BAYLOR COMPANY,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BAYLOR COMPANY, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BAYLOR COMPANY LIMITED,
                                  a company organized under the laws of England and Wales


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BAYLOR CONTROLS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


THIRD AMENDMENT TO LOAN AGREEMENT - Page 7

                                  BAYLOR ELECTRONICS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS/IWC DE VENEZUELA, S.A.,
                                  a company organized under the laws of
                                  Venezuela


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS OVERSEAS, LTD.,
                                  a company organized under the laws of the British Virgin Islands


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BOOTS & COOTS SPECIAL SERVICES, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELMAGCO, INC.,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  HELL FIGHTERS, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


THIRD AMENDMENT TO LOAN AGREEMENT - Page 8

                                  INTERNATIONAL TOOL & SUPPLY DE VENEZUELA
                                  S.A., a company organized under the laws of Venezuela


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  INTERNATIONAL TOOL & SUPPLY PERU,
                                  a company organized under the laws of Peru

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  INTERNATIONAL TOOL & SUPPLY UK,
                                  a company organized under the laws of England and Wales


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  INTERNATIONAL WELL CONTROL SERVICES,
                                  LTD., a company organized under the laws of the Cayman Islands


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ITS SUPPLY CORPORATION,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


THIRD AMENDMENT TO LOAN AGREEMENT - Page 9

                                  IWC ENGINEERING, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  IWC SERVICES, INC.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SCHOTTEL, INC.,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



THIRD AMENDMENT TO LOAN AGREEMENT - Page 10